Statements of Net Assets Available for Benefits - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 7,747,811	$ 6,936,665
Investments at contract value	638,720	685,332
Notes receivable from participants	79,147	84,454
Total Assets	8,465,678	7,706,451
Liabilities
Other liabilities	2,647	297
Total Liabilities	2,647	297
Net Assets Available for Benefits	$ 8,463,031	$ 7,706,154